EX-99.77Q1 OTHR EXHB 4 item77qd1.htm TERMS OF NEW SECURITIES 1
Burnham Investors Trust
Form N-SAR for the Six Months Ended December 31, 2012


Sub-Item Item 77Q1(d.i.):  Terms of new or amended securities


As of October 18, 2012 there are no Class I shares outstanding.